BNY Mellon Natural Resources Fund
SCHEDULE OF INVESTMENTS
June 30, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.3%
Agricultural & Farm Machinery — 2.6%
CNH Industrial NV (a)	2,522,292	28,325,339
Agricultural Products & Services — 4.5%
Archer-Daniels-Midland Co.	358,597	27,396,811
Bunge Global SA	205,393	21,921,595
		49,318,406
Aluminum — 2.6%
Alcoa Corp.	267,064	13,924,717
Norsk Hydro ASA	1,630,622	14,699,037
		28,623,754
Coal & Consumable Fuels — .8%
Cameco Corp.	88,589	9,023,675
Construction Materials — 1.7%
CRH PLC	178,877	19,139,839
Copper — 5.4%
Capstone Copper Corp. (b)	1,034,108	9,500,742
Freeport-McMoRan, Inc.	793,495	49,902,900
		59,403,642
Diversified Metals & Mining — 6.2%
Anglo American PLC	535,689	26,236,660
Hudbay Minerals, Inc. (a)	449,754	10,618,692
Rio Tinto PLC	332,042	31,405,416
		68,260,768
Electric Utilities — 2.3%
NRG Energy, Inc.	173,032	25,273,054
Fertilizers & Agricultural Chemicals — 7.1%
CF Industries Holdings, Inc.	85,985	9,308,736
Corteva, Inc.	441,036	37,351,339
Nutrien Ltd.	512,213	32,243,808
		78,903,883
Gold — 12.0%
Agnico Eagle Mines Ltd.	260,271	40,375,840
Barrick Mining Corp.	698,649	25,661,378
Newmont Corp.	487,909	45,570,701
Royal Gold, Inc.	104,964	20,951,864
		132,559,783
Integrated Oil & Gas — 15.3%
BP PLC	7,435,679	45,762,310
Exxon Mobil Corp.	339,940	46,476,597
Occidental Petroleum Corp.	706,805	34,329,519
Suncor Energy, Inc.	793,302	42,584,451
		169,152,877
Oil & Gas Equipment & Services — 6.0%
SLB Ltd.	953,890	44,346,346
Weatherford International PLC	263,949	21,511,844
		65,858,190
Oil & Gas Exploration & Production — 14.2%
Antero Resources Corp. (b)	406,696	14,291,297
Canadian Natural Resources Ltd.	391,773	15,502,416
ConocoPhillips	415,306	43,175,212
Diamondback Energy, Inc.	251,903	44,279,509
EQT Corp.	293,463	15,603,428
Expand Energy Corp.	270,280	24,646,833
		157,498,695

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.3% (continued)
Oil & Gas Refining & Marketing — 4.8%
Marathon Petroleum Corp.	117,453	30,029,209
Phillips 66	139,644	23,606,818
		53,636,027
Paper & Plastic Packaging Products & Materials — 8.2%
International Paper Co.	1,258,408	47,945,345
Packaging Corp. of America	126,906	30,239,162
Smurfit Westrock PLC	282,010	13,045,782
		91,230,289
Steel — 4.6%
ArcelorMittal SA (a)	496,466	29,897,183
Nucor Corp.	93,263	20,774,333
		50,671,516
Total Equity Securities - Common Stocks (cost $948,564,037)		1,086,879,737

	1-Day Yield (%)
Investment Companies — 1.6%
Registered Investment Companies — 1.6%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $17,292,020)	3.70	17,292,020	17,292,020
Investment of Cash Collateral for Securities Loaned — .9%
Registered Investment Companies — .9%
BNY Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $10,050,590)	3.70	10,050,590	10,050,590
Total Investments (cost $975,906,647)		100.8%	1,114,222,347
Liabilities, Less Cash and Receivables		(.8%)	(8,312,080)
Net Assets		100.0%	1,105,910,267

(a)
Security, or portion thereof, on loan. At June 30, 2026, the value of the fund’s securities on loan was $21,158,612 and the value of the collateral was
$21,627,673, consisting of cash collateral of $10,050,590 and U.S. Government & Agency securities valued at $11,577,083.  In addition, the value of collateral may include pending sales that are also on loan.

(b)	Non-income producing security.
(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Natural Resources Fund
June 30, 2026 (Unaudited)
The following is a summary of the inputs used as of June 30, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	968,776,314	118,103,423††	—	1,086,879,737
Investment Companies	27,342,610	—	—	27,342,610
	996,118,924	118,103,423	—	1,114,222,347

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by one or more independent pricing services, are valued at fair value as determined in good faith based on procedures approved by the Trust’s Board of Trustees (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At June 30, 2026, accumulated net unrealized appreciation on investments was $138,315,700, consisting of $180,676,989 gross unrealized appreciation and $42,361,289 gross unrealized depreciation.
At June 30, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.